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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63823) of Leap Wireless International, Inc. of our report dated November 19, 1998 appearing on Page F-2 of this Annual Report on Form 10-K/A.


PRICEWATERHOUSECOOPERS LLP

San Diego, California
March 29, 1999